KBW 8th Annual Community Bank

Investor Conference

July 31 – Aug. 1, 2007

Safe Harbor

Certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-
looking statements relating to the Company’s current business plan and expectations regarding future operating results.  These forward-looking statements  are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected.  These risks and uncertainties include, but are not limited to, the impact of changes in interest rates, a decline in economic conditions, adverse changes resulting from natural and manmade disasters, effects of government regulation and increased competition among financial services providers and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2006, and particularly the discussion of risk factors within that document.  The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements  except as required by law.

CVB Financial Corp

Top Business Bank in the Nation

1974

Chino Valley Bank formed

1981

CVB Financial Corp.

(holding company formed)

1996

Chino Valley Bank

becomes Citizens Business Bank

CVB Financial Corp

June 30, 2007

TOP BUSINESS BANK IN THE NATION

Headquarters

Origin

Business Financial Centers

Assets

Deposits

Loans

Market Capitalization

Ontario, California

August 9, 1974

44

$6.137 Billion

$3.509 Billion

$3.303 Billion

$940.80 Million

CVB Financial Corp

Senior Leadership Team

CVB Financial Corp.

Name

Christopher D. Myers

Edward J. Biebrich Jr.

Jay W. Coleman

Edward J. Mylett Jr.

Chris A. Walters

Yamynn De Angelis

Elsa Zavala

David M. Krebs

Position

President
Chief Executive Officer

Executive Vice President
Finance Division

Executive Vice President
Sales Division

Executive Vice President
Credit Management Division

Executive Vice President
Wealth Management

Senior Vice President
Service Division

Senior Vice President
Information Technology Division

Senior Vice President
Human Resources

Banking
Experience

23 Years

25 Years

43 Years

33 Years

21 Years

28 Years

27 Years

13 Years

CVB
Service

1 Year

9 Years

19 Years

11 Years

New

20 Years

14 Years

4 Years

Name

Nancy A. Sinclair

Stephen Tidland

James E. Mead

Vince L. Gottuso

Mark Richardson

John H. Tait

Ted Dondanville

Larry Zivelonghi

Average: 28 Years                12 Years

Position

Senior Vice President
The Marketing Group

Senior Vice President
President – Golden West Financial

Senior Vice President
Regional Manager – Region 1

Senior Vice President
Regional Manager – Region 2

Senior Vice President
Regional Manager – Region 3

Senior Vice President
Regional Manager – Region 4

Senior Vice President
Regional Manager – Region 5

Senior Vice President
Dairy & Livestock Industries Group

Banking
Experience

38 Years

38 Years

32 Years

21 Years

18 Years

38 Years

25 Years

27 Years

CVB

Service

10 Years

20 Years

14 Years

14 Years

14 Years

6 Years

9 Years

14 Years

“The vision of CVB Financial Corp. is to be
recognized as the premier relationship
financial institution for businesses and
professionals in California with $8.0 billion in
assets by December 31, 2008 and $12.0 billion
in assets by December 31, 2012,  with earnings
growth of 15.0% a year, a return on equity of
20.0% and a return on assets of 1.6%”

“The Mission of CVB Financial Corp. is to achieve
superior performance and rank in the top 10% of all
financial institutions in the nation in return on equity
and return on assets.  This will be achieved by
delivering the finest in financial products and services
through relationship banking commitments with
businesses and professionals in the Inland Empire,
Los Angeles County, Orange County and the Central
Valley areas of California.  It will be supported by an
unqualified commitment to our five core values of
financial strength, superior people, customer focus,
cost-effective operation and having fun.”

Top Business Bank

CITIZENS BUSINESS BANK

Total Assets: $5.9 billion
3Q ROE: 20.88%
3Q ROA: 1.24%
3Q Price Performance: 11.37% (56-cent dividend in August)
3Q Net Income $18.45 million

So, it turns out, "location" isn't just the three most important things to know about real estate. For Citizens Business Bank, centered in the area of California known as the Inland Empire (which includes Riverside and San Bernadino counties), its location couldn't have been more fortuitous in the past 10 years. Between 2002 and 2015,

"Absolutely the toughest part of the business, even worse than NIM. If you had all the best people I wouldn't have to worry about NIM."

But it's the quality of business bankers, and the high customer satisfaction rates that they ... der, that complement th... Empire location as a... zen's success, s...

CITIZENS BUSINESS BANK
#1
TOP BUSINESS BANK IN THE NATION

USBanker
2007 ALL-STAR BANKING TEAM
The Top 25 Banks of 2007

TOP BUSINESS BANK IN THE NATION

2006/2007 Bank Ratings & Awards

Top Business Bank in the Nation

U.S. Banker Magazine

Top Business Bank in the Nation

15th Ranked Bank in the Nation

America’s Finest Companies investment
directory

One of 318 out of 19,000 U.S. public companies.

Bank Director Magazine (December 2006)

14th Ranked Bank in the Nation

The Findley Report

27 Consecutive Years – Premier Performing Bank

16 Consecutive Years – Super Premier Performing Bank

KBW Honor Roll

Five Consecutive Years

Fitch Ratings

BBB+

Economic Headwinds

-
-
-

TOP BUSINESS BANK IN THE NATION

Rising Short-term Interest Rates

Slowing Housing Market

Economic Volatility (Oil prices, etc.)

CVB Financial Corp

Record Results for 2006

Top Business Bank in the Nation

Total Deposits

Total Loans

Total Capital

Total Assets

Net Earnings

CVB Financial Corp

December 31, 2006

CVB Financial Corp.

(000s)

12/31/05

12/31/06

Change

%

Demand
Deposits

$1,490,613

$1,363,411

($127,202)

(8.53)

Total
Deposits

(including REPOs)

3,424,045

3,501,208

77,163

2.25

Total Loans

2,663,864

3,070,196

406,332

15.25

Capital

342,877

389,339

46,462

13.55

Assets

5,422,971

6,094,262

671,291

12.38

(000s)

12/31/01

12/31/06

Change

Demand
Deposits

$766,329

$1,363,411

$597,082

Total
Deposits
(including REPOs)

1,876,959

3,501,208

1,624,249

Total Loans

1,187,540

3,070,196

1,882,656

Capital

220,748

389,339

168,591

Assets

2,514,102

6,094,262

3,580,160

*Earnings before securities gains & losses, OREO gains & losses, provisions for OREO &
    loan losses, and income taxes.

(000s)

2005

2006

Change

%

Operating
Earnings*

$109,280

$105,573

($3,707)

(3.39)

Earnings
Before Taxes

106,964

103,630

(3,334)

(3.12)

Taxes

36,346

31,724

(4,622)

(12.72)

Net Earnings
After Taxes

70,618

71,906

1,288

1.82

Diluted EPS

0.83

0.85

0.02

2.41

*Earnings before securities gains & losses, OREO gains & losses, provisions for OREO &
    loan losses, and income taxes.

(000s)

2001

2006

Change

Annual %

Increase

Operating
Expenses*

$64,922

$105,573

40,651

10.21

Earnings
Before Taxes

63,358

103,630

40,272

10.34

Taxes

23,300

31,724

8,424

6.37

Net Earnings
After Taxes

40,058

71,906

31,848

12.41

Diluted EPS

0.48

0.85

0.37

12.11

Source: Federal Deposit Insurance Corporation

CVB

California
Banks

U.S.

Banks

Deposits

82%

35%

66%

Loans

159%

51%

73%

Capital

76%

49%

106%

Assets

142%

53%

72%

CVB Financial Corp

Superior Performance as of December 2006

CVB Financial Corp.

Source: Federal Deposit Insurance Corporation

CVB

California

Banks

U.S.

Banks

Return on
Average Equity

19.75%

13.03%

12.65%

Return on

Average Assets

1.25%

1.53%

1.35%

Zero
Non Performing Loans

Zero
Over 90 Days Past Due

Comparison of Five-Year Cumulative Total Return

CVB Financial Corp.

CVB Financial

Corp.

NASDAQ

Market Index

01/01/2002

$100.00

$100.00

12/31/2006

185.42

128.12

Superior Return on Investment

600
500
400
300
200
100
0
1
5.45
4.18
37.87
70.5
210.04
554.35
1975
1980
1985
1990
1995
2000
2006

Top Business Bank in the Nation

One dollar invested on February 11, 1975, with dividends reinvested,

would be valued at $554.35 as of December 31, 2006.

Rank       Bank                                                                                          Assets*

1

Wells Fargo Bank

$482,000

2

Bank of the West

56,400

3

Union Bank of California

52,600

4

City National Bank

5

California Bank & Trust

14,715

10,834

6                             East-West Bank

10,800

7                              United Commercial Bank

10,346

8                              Greater Bay Bank

7,400

9                              Pacific Capital Bank

7,000

10                         Cathay Bank

6,400

11                         Silicon Valley Bank

6,043

12                          Citizens Business Bank

6,034

13                          California National Bank

5,518

14                          Westamerica Bank

4,769

*Assets in thousands as of December 31, 2006

(21.47)

(257,209)

940,795

1,198,004

Market Capitalization

(16.19)

(3,063)

15,854

18,917

Earnings

3.10

184,624

6,137,043

5,952,419

Assets

17.32

58,580

396,834

338,254

Capital

16.35

464,128

3,303,273

2,839,145

Gross Loans

4.82

173,103

3,765,956

3,592,853

Total Deposits (including

Customer REPOs)

(1.92)

($26,247)

$1,340,768

$1,367,015

Demand Deposits

%

Decrease

06/30/07

06/30/06

(000s)

Net Income

Net Earnings
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Net Earnings

TOP BUSINESS BANK IN THE NATION

Net Interest Margin

5.50%
5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Net Interest Margin
Fed Funds Rate

TOP BUSINESS BANK IN THE NATION

Flat or inverted yield curve

Increasing cost of borrowings

Fixed-Rate Composition of our
loan portfolio

Lack of demand deposit growth

CVB Financial Corp.

December 31, 2006

CVB Financial Corp.

California
Peer Banks

%

CVBF

%

Assets

  Loans

2,749,452

70.5

3,070,196

50.4

  Investments

788,469

20.2

2,582,902

42.4

  Other Assets

359,360

9.2

441,164

7.2

Total Assets

3,897,281

100.0

6,094,262

100.0

Liabilities & Equity

  Total Deposits

2,897,433

74.3

3,406,808

55.9

  Borrowings

439,257

11.3

2,146,495

35.2

  Other Liabilities

55,713

1.4

151,620

2.5

  Equity

504,878

13.0

389,339

6.4

Total Liabilities & Equity

3,897,281

100.0

6,094,262

100.0

2004

2005

2006

Q2 2007

Yield on
Investments

4.38%

4.64%

5.06%

5.24%

Cost of
Borrowings

2.85%

3.39%

4.40%

5.01%

Spread

1.53%

1.25%

.66%

.23%

Yield on Loans

6.01%

6.52%

6.92%

6.85%

Cost of
Deposits

.56%

.94%

1.91%

2.12%

Spread

5.45%

5.58%

5.01%

4.73%

Loans as of December 31, 2006

Top Business Bank in the Nation

                                                             Amount                %

Fixed Rate Loans                   $1,487,422              48.3

Fixed with Reset                             716,887          23.3

Variable Rate Loans                                 874,556          28.4

                                                           $3,078,865                          100.0%

6/30/06

6/30/07

Demand Deposits

$1,367,015

$1,340,768

Total Deposits

(including REPOs)

3,592,853

3,765,956

Intelligent

Balance Sheet Sensitive

Interest Rate Sensitive

Strategic

Sustainable

Achievable

Relationship Banking

Credit Quality

Outstanding Customer Service

2007 Critical Few

Top Business Bank in the Nation

Demand deposit growth

Business loan growth

Lower cost time deposit growth

Fee income growth

Cost effective operation

Geographic Expansion

Top Business Bank in the Nation

DeNovo

Acquisition of business
& community banks

44 business financial centers growing
to over 50 by the end of 2008

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
High Desert
Los Angeles
Inland Empire
Riverside
Orange

44 Existing Business

Financial Centers

First Coastal Acquisition

TOP BUSINESS BANK IN THE NATION

Assets                                                               $238 million

Loans                                                                       $157 million

Deposits                      $190 million

Locations in Manhattan Beach,

Marina del Rey, El Segundo and Gardena.

Potential Locations

San Joaquin
Modesto
Stanislaus
Merced
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
High Desert
Santa Clarita
Los Angeles
Encino
Inland Empire
Commerce
Century
Riverside
Orange
Newport

Stockton

Modesto

Merced

Santa Clarita

Encino

Century City

Santa Fe Springs

Anaheim

Torrance

Newport Beach

Temecula

Demand Deposits

Lower cost time/interest

bearing deposits

Marketing Focus

Business Expertise

Deposit Rich Industry Targets

Top Business Bank in the Nation

Medical/Healthcare

Property Management/
Homeowner’s Associations

Professional Services (Law firms,
Insurance brokers, CPA firms)

Title/Escrow

Non-Profit Corporations

Government Services

New Deposit Products

TOP BUSINESS BANK IN THE NATION

Citizens Sweep Manager

Preferred Choice Banking

Citizens Automated Deposit

Citizens Sweep Manager:

CITIZENS
SWEEP MANAGER
CITIZENS
BUSINESS BANK

TOP BUSINESS BANK IN THE NATION

Target: business
clients with
medium six figure
deposit balances
or higher.

Preferred Choice Banking

PREFERRED
CHOICE BANKING
PREFERRED
CHOICE
BANKING
CITIZENS
BUSINESS BANK

            Target: individuals
   and businesses with
   deposit balances of
   $25,000 or greater.

Citizens Automated Deposit

CITIZENS
AUTOMATED
DEPOSIT
AUTOMATED
DEPOSIT
CITIZENS
BUSINESS BANK

TOP BUSINESS BANK IN THE NATION

Target:   “premium”
business clients
and prospects.

PREFERRED CHOICE BANKING
PREFERRED
CHOICE
BANKING
CITIZENS BUSINESS BANK
CITIZENS AUTOMATED DEPOSIT
CITIZENS BUSINESS BANK
CITIZENS SWEEP MANAGER
CITIZENS BUSINESS BANK

Loan Distribution

Real Estate Secured Loans
Other Loans

CVB Financial Corp.

Real Estate Secured Loans vs. Other Loans

2,500,000

2,000,000

1,500,000

1,000,000

500,000

-

2000

2001

2002

2003

2004

2005

2006

2007 Lending Focus

Top Business Bank in the Nation

Commercial and Industrial Lending (C&I)

Real Estate Lending

Small Business Lending

            (credit scoring up to $250,000)

Home/Business Equity Lines of Credit

Asset Based Lending

SBA Lending

Dairy and Livestock Industries Group

Municipal Leasing

Golden West Financial Services

Equipment & Vehicle Leasing

Biggest Fee Income Opportunities

-
-

TOP BUSINESS BANK IN THE NATION

Trust, Asset Management & Brokerage

Real Estate Loan Brokering

Non-Interest Expense

Net Interest Income + Non-Interest Income

Efficiency Ratio

=

70.00

65.00

60.00

55.00

50.00

45.00

40.00

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

Increase Demand Deposits

• Deposit Rich Industries

• Technology/Treasury Management Products

• Deposit Sales Incentives

Increase Variable Rate Lending

• Commercial & Industrial

• Construction/ABL/Dairy & Livestock, etc…

• Utilization of interest rate swaps

De-Leverage

• $50 million per month available to pay debt or fund loans

Fee Income

                     •Trust, Asset Management & Brokerage

                     • Real Estate Loan Brokering

Geographic Expansion

CVB Financial Corp.

Near-Term Opportunity

CVB Financial Corp.

            • Share price as of June 19, 2007 for CVBF is
   $10.13, 34% below its high of $15.34.

            • Excellent asset quality.

            • CVBF will greatly benefit from a decline in

              short-term interest rates.

            • Acquisition of First Coastal is accretive to

      earnings.

CVB Financial Corp.

Long-Term Opportunity

CVB Financial Corp.

• The dominant community bank in its markets

• The fastest growing markets in California & Nation

• Strong capital position

• Excellent credit quality

• Consistent superior returns
     -  well above those of its peers

• Attractive dividends

• Recognized locally and nationally for superior

  business and financial performance